                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                     PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)     NOVEMBER  14,  2001



                           SCORES HOLDING COMPANY INC.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          UTAH                      0-16665                      87-042635
---------------------------- ---------------------------- --------------------
State or other jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                       Identification  No.)
    or  organization)


          150  E.  58TH  STREET,  NEW  YORK,  NY              10022
        -----------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)



                                 (212) 421-8480
            -------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
     ----------------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

(b)(5) Financial Statements of Registrant (formerly known as The Internet Advisory Corporation) for the years ended December 31, 2001 and 2000, including Balance Sheet of Registrant as of
           December  31,  2001


                        ITEM 3(B)(5) FINANCIAL STATEMENTS

                          Index to Financial Statements

                                                                                        Page
                                                                                        ----

Independent  Auditor's  Report  -  Radin,  Glass  &  Co.,  LLP . . . . . . . . . . . .    3

Consolidated  Balance  Sheet  as  of  December  31,  2001  . . . . . . . . . . . . . .    5

Consolidated  Statement of Operations for the period January 1, 2001 to November
  14,  2001  (Debtor-In-Possession),  for the period November 15, 2001 to December
  31,  2001,  and  for  the  year  ended  December  31,  2000    . . . . . . . . . . .    6

Consolidated  Statement of Deficiency in Assets for the years ended December 31,
  2001  and  December  31,  2000   . . . . . . . . . . . . . . . . . . . . . . . . . .    7

Consolidated  Statement of Cash Flows for the period January 1, 2001 to November
  14,  2001  (Debtor-In-Possession),  for the period November 15, 2001 to December
  31,  2001,  and  for  the  year  ended  December  31,  2000    . . . . . . . . . . .    8

Notes  to  Consolidated  Financial  Statements   . . . . . . . . . . . . . . . . . . .    9


                                        2


                          INDEPENDENT AUDITOR'S REPORT
                         ------------------------------






                                                                  March 24, 2002

To  the  Board  of  Directors  and  Shareholders
The  Internet  Advisory  Corporation


We have audited the accompanying consolidated balance sheet of The Internet Advisory Corporation as of December 31, 2001, and the related consolidated statement of operations, stockholders' equity and cash flows for each of the periods November 15, 2001 to December 31, 2001 and January 1, 2001 to November 14, 2001 (Debtor-in-Possession) and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Internet Advisory Corporation as of December 31, 2001 and the results of its operations and its cash flows for each of the periods November 15, 2001 to December 31, 2001 and January 1, 2001 to November 14, 2001 (Debtor-in-Possession) and for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

The Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court on May 25, 2001. On November 14, 2001, the Company emerged from bankruptcy as described in Note 2 to the financial statements. The Company accounted for the reorganization as of November 14, 2001 and adopted "fresh-start reporting." As a result, the statements of operations and cash flows of the Company for the periods November 15, 2001 to December 31, 2001 and January 1, 2001 to November 14, 2001 are not comparable to the statements of operations and cash flows for the year ended December 31, 2000.




                                   /S/  Radin  Glass  &  Co.,LLP
                                   Certified  Public  Accountants
                                   New  York,  New  York

                        THE INTERNET ADVISORY CORPORATION

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                                 18,626
  Notes receivable                                                                          10,000
                                                                           -----------------------
    Total Current Assets                                                                    28,626

FURNITURE AND EQUIPMENT, Net                                                                48,763

REORGANIZATION VALUE IN EXCESS OF AMOUNTS ALLOCABLE
           TO IDENTIFIABLE ASSETS                                                            9,814

SECURITY DEPOSITS                                                                            2,667
                                                                           ------------------------

    TOTAL ASSETS                                                           $                 89,870
                                                                           ========================


                           LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES
  Current portion of prepetition debt                                      $                14,991
  Current portion of prepetition long term debt - related party                              6,875
  Related party payable                                                                     35,000
  Accrued expenses                                                                          94,124
                                                                           -----------------------
    TOTAL CURRENT LIABILITIES                                                              150,990

PREPETITION LONG TERM DEBT                                                                  22,178

DEFICIENCY IN ASSETS
  Common stock, $.001 par value; 50,000,000 shares authorized,
      issued and outstanding 4,601,794                                                       4,602
  Additional paid-in capital                                                                    0
  Accumulated Deficit                                                                      (87,901)
                                                                           -----------------------
    Total Deficiency in assets                                                             (83,299)
                                                                           -----------------------

    TOTAL LIABILITIES AND DEFICIENCY IN ASSETS                             $                89,870
                                                                           =======================

                See notes to consolidated financial statements.
                                        5

                        THE INTERNET ADVISORY CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                        November 15 to              January 1 to           For the year ended
                                                         December 31,               November 14,              December 31,
                                                             2001                       2001                      2000
                                                                                    Debtor - in -
                                                                                     Possession
                                                  ---------------------------  -----------------------  ------------------------

NET SALES                                         $                   22,028   $              277,998   $               573,615

COST OF GOODS SOLD                                                         -                   89,290                 1,383,800
                                                  ---------------------------  -----------------------  ------------------------
GROSS PROFIT                                                          22,028                  188,708                  (810,185)

GENERAL AND ADMINISTRATIVE EXPENSES                                  109,928                  293,786                 1,231,340

REORGANIZATION EXPENSES                                                    -                   73,231                         -
                                                  ---------------------------  -----------------------  ------------------------
NET LOSS FROM OPERATIONS                                             (87,901)                (178,309)               (2,041,525)

OTHER INCOME (EXPENSES):
   Interest income                                                         -                        -                     3,223
   Other income                                                            -                        -                     4,216
   Interest expense                                                        -                     (257)                   (5,122)
                                                  ---------------------------  -----------------------  ------------------------

TOTAL OTHER INCOME, net                                                    -                     (257)                    2,317
                                                  ---------------------------  -----------------------  ------------------------

NET LOSS BEFORE INCOME TAXES                                         (87,901)                (178,566)               (2,039,208)

PROVISION FOR INCOME TAXES                                                 -                        -                         -
                                                  ---------------------------  -----------------------  ------------------------

NET LOSS BEFORE EXTRAORDINARY GAIN                                   (87,901)                (178,566)               (2,039,208)

EXTRAORDINARY GAIN ON BANKRUPTCY
   RESTRUCTURING NET OF $0 IN INCOME TAXES                                 -                  443,195                         -
                                                  ---------------------------  -----------------------  ------------------------

NET INCOME/(LOSS)                                                    (87,901)  $               264,629  $            (2,039,208)
                                                  ===========================  =======================  ========================

NET INCOME/(LOSS) PER SHARE                                            (0.02)                     0.06                    (0.44)
                                                  ===========================  =======================  ========================

WEIGHTED AVERAGE OF COMMON SHARES
   OUTSTANDING                                                     4,601,794                 4,601,794                4,590,880
                                                  ===========================  =======================  ========================

                See notes to consolidated financial statements.
                                        6

                        THE INTERNET ADVISORY CORPORATION

                 CONSOLIDATED STATEMENT OF DEFICIENCY IN ASSETS
-------------------------------------------------------------------------------------------------------------


                                                   COMMON STOCK           ADDITIONAL
                                            --------------------------    PAID - IN    ACCUMULATED
                                                SHARES        AMOUNT       CAPITAL       DEFICIT      TOTAL


Balance, December 31, 1999                     4,579,880        4,580     2,720,879   (1,718,640)  1,006,819
                                            -------------  -----------  ------------  -----------  ----------


Proceeds from the sale of stock                   14,000           14       299,986                  300,000

Issued stock for services                          8,000            8       411,992                  412,000

Net loss                                                                              (2,039,208) (2,039,208)
                                            -------------  -----------  ------------  -----------  ----------

Balance, December 31, 2000                     4,601,880        4,602     3,432,857   (3,757,848)   (320,389)
                                            -------------  -----------  ------------  -----------  ----------


Net income (January 1 to November 14)                  -            -             -      264,629     264,629

Treasury shares repurchased and cancelled            (86)           -          (452)           -        (452)

Bankruptcy restructuring                               -            -        51,000            -      51,000

Reclassification of accumulated deficit
            as of November 14, 2001                    -            -    (3,483,405)   3,493,219       9,814
                                            -------------  -----------  ------------  -----------  ----------

Balance, November 14, 2001                     4,601,794        4,602             -           (0)      4,602

Net loss (November 15 to December 31)                  -            -             -      (87,901)    (87,901)
                                            -------------  -----------  ------------  -----------  ----------

Balance, December 31, 2001                     4,601,794        4,602             -      (87,901)    (83,299)
                                            =============  ===========  ============  ===========  ==========

                See notes to consolidated financial statements.
                                        7

                        THE INTERNET ADVISORY CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                               November 15 to   January 1 to    For the year ended
                                                                                December 31,    November 14,       December 31,
                                                                                    2001            2001               2000
                                                                                                Debtor - in -
                                                                                                 Possession
                                                                               --------------  ----------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income/(loss)                                                                     (87,901)       264,629           (2,039,208)
Adjustments to reconcile net loss to net cash provided by (used in)
  operating activities:
    Depreciation expense                                                                  785         98,675              134,985
    Net gain from bankruptcy restructuring                                                  -       (443,195)                   -
    Issued equity rights for services                                                       -              -              412,000
    Write-off of other asset                                                                -              -                2,600
    Accounts receivable                                                                     -          4,452                6,977
    Notes receivable                                                                        -        (10,000)                   -
    Prepaid expenses                                                                    8,671         (8,671)               4,099
    Security deposits                                                                    (667)             -                    -
    Accounts payable                                                                        -              -               20,409
    Prepetition debt                                                                  (23,459)        67,503                    -
    Accrued expenses                                                                   56,765         37,360              530,698
    Deferred revenue                                                                        -        (18,352)               2,788
                                                                               ---------------  -------------  -------------------

  CASH FLOW PROVIDED BY (USED IN) BY OPERATING ACTIVITIES                             (45,806)        (7,599)            (924,652)
                                                                               ---------------  -------------  -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Advance to affiliates                                                                     -              -               50,000
  Purchases of property and equipment                                                       -              -             (106,904)
                                                                               ---------------  -------------  -------------------

  CASH FLOW PROVIDED BY (USED IN) BY INVESTING ACTIVITIES                                   -              -              (56,904)
                                                                               ---------------  -------------  -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from loan                                                                        -              -               30,500
  Receipt of Sunrise receivable                                                             -              -              615,000
  Proceeds from sale of stock                                                               -              -              300,000
  Contribution of capital                                                                   -         51,000                    -
                                                                               ---------------  -------------  -------------------

  CASH FLOW PROVIDED BY FINANCING ACTIVITIES                                                -         51,000              945,500
                                                                               ---------------  -------------  -------------------

NET (DECREASE) IN CASH                                                                (45,806)        43,401              (36,056)

CASH AT BEGINNING OF YEAR                                                              64,432         21,031               57,087
                                                                               ---------------  -------------  -------------------

CASH AT END OF YEAR                                                                    18,626         64,432               21,031
                                                                               ===============  =============  ===================

SUPPLEMENTAL DISCLOSURE INFORMATION:
  Cash paid during the year for interest                                                    -              -                 770
  Cash paid during the year for income taxes                                                -              -                 289

NON-CASH FINANCING ACTIVITIES:
  Issued stock for assets                                                                   -              -             615,000

EFFECT OF BANKRUPTCY
  Leasehold improvements and equipment                                                      -        322,580                   -
  Security deposits                                                                         -         12,361                   -
  Reorganization value in excess of amounts allocable to identifiable assets                -          9,814                   -
  Accounts payable                                                                          -       (231,534)                  -
  Accrued expenses                                                                          -       (558,581)                  -
  Loan payable officer                                                                      -        (30,500)                  -
  Common stock                                                                              -              -                   -
  Paid in capital                                                                           -     (3,483,405)                  -
  Accumulated deficit                                                                       -      3,493,219                   -

                See notes to consolidated financial statements.
                                        8

                        THE INTERNET ADVISORY CORPORATION
                        ---------------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------

                        TWO YEARS ENDED DECEMBER 31, 2001
                        ---------------------------------


Note  1.     Organization

The Internet Advisory Corporation ("IAC" or "Company") is a Utah corporation, formed in August 1997 and is located in Ft. Lauderdale, Florida. The Company offers internet web site programming, web hosting, e-commerce, and internet access to small and medium size companies.

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The consolidated financial statements of the Company include the accounts of IAC and its subsidiary. All significant inter-company transactions have been eliminated. The following information summarizes the more significant of such policies:

Note  2.      Reorganization and Basis of Presentation

On May 25, 2001, the Company filed a petition for relief with the United States Bankruptcy Court, Southern District of Florida, under the provisions of Chapter 11 of the Bankruptcy Code. For the period May 25, 2001 to November 14, 2001, the Company operated as a "Debtor-in-Possession" under such code. As of November 15, 2001, in accordance with AICPA Statements of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," the Company adopted "fresh-start reporting" and has reflected the effects of such adoption in the financial statements for the period November 15, 2001 to December 31, 2001. The assets and liabilities have been adjusted to fair value in accordance with SOP 90-7.

In accordance with the Disclosure Statement and Plan of Reorganization ("the Plan") filed on August 29, 2001, the following occurred: all shareholders were allowed to prevent dilution due to a 50 to 1 reverse stock split by contributing a predetermined sum of cash, only two individuals contributed $51,000 to preserve 4,401,000 of certain stock holdings, all stock options outstanding were dissolved, the Company discharged $731,419 of debt in exchange for either a one time payment or payments over five years totaling $86,861. The gain on the discharge  in  debt  was  reduced  by  a  $288,224  write  down of furniture and equipment to its expected value. In addition, the Company incurred $73,231 of legal fees related to the bankruptcy filing and the Plan. The Company had a reorganization value in excess of amounts allocable to identifiable assets of $9,814.

Note  3.     Summary of Significant Accounting Principals

Leasehold  Improvements  and  Equipment

Leasehold improvements and equipment are stated at cost. Maintenance and repairs are charged to expenses as incurred. Depreciation is provided for over the estimated useful lives of the individual assets using straight-line methods.

Fair  Value  of  Financial  Instruments

The carrying amounts reported in the balance sheet for cash, receivables, and accrued expenses approximate fair value based on the short-term maturity of these instruments.

Stock  Based  Compensation

The Company accounts for employee stock options in accordance with APB Opinion No. 25, "Accounting For Stock Issued To Employees" and has adopted the disclosure-only option under SFAS No. 123.

Income  Taxes

The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company has a net operating loss carryforward of approximately $2,735,000, which expire in the year 2020. The related deferred tax asset of approximately $930,000 has been offset by a valuation allowance. The Company's net operating loss carryforwards may be limited, pursuant to the Internal Revenue Code Section 382, as to the utilization of such net operating loss carryforwards due to changes in ownership of the Company over the years.

Loss  Per  Share

The Company has adopted SFAS 128, "Earnings per Share." Loss per common share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period using the treasury stock method. Common stock equivalents (common stock warrants) were not included in the computation of loss per share for the periods presented because their inclusion is anti-dilutive.

Accounting  Estimates  and  Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reverse  Stock  Split

All per share data, common stock amounts presented and common stock equivalents, have been adjusted retroactively for the 50 to 1 reverse stock split recorded pursuant to the plan.

New  Accounting  Pronouncements

In  June  2001,  the  FASB issued SFAS No. 141, "Business Combination", SFAS No.
142, "Goodwill and Other Intangible Assets" and SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 141 requires the use of the purchase method of accounting and prohibits the use of the pooling-of-interest method of accounting for business combinations initiated after June 30, 2001. It also requires that the Company recognize acquired intangible assets apart from goodwill. SFAS No. 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS No. 142 requires that the Company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. SFAS No. 143 establishes accounting standards for recognition and measurement of a liability for an asset retirement obligation and the associated asset retirement cost, which will be effective for financial statements issued for fiscal years beginning after June 15, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which basically further clarifies SFAS No. 121 and methods of quantifying potential impairments or disposal of assets as well as the related reporting of such impairments or disposals.

The adoption of SFAS No. 141, SFAS No. 142, SFAS No. 143, SFAS No. 144 is not expected to have a material effect on the Company's financial position, results of operations and cash flows.

Revenue  Recognition

Revenue is recognized when earned, as products are completed and delivered or services are provided to customers.

Note  4.     Furniture and Equipment

At  December  31,  2001,  furniture  and  equipment  consist  of  the following:

                                                                2001
                                                            -----------

                           Furniture and equipment          $    50,000

                           Less:  accumulated depreciation        1,237
                                                            -----------

                                                            $    48,763
                                                            ===========



Furniture and equipment are depreciated over 5 years. Depreciation expense for the year ended December 31, 2001 and 2000 was $108,751 and $134,985, respectively.

Furniture and equipment have been restated to their fair value pursuant to SOP 90-7.


Note  5.     Related-Party Transactions

As part of the acquisition of Sunrise Web Development, Inc., ("Sunrise"), the Company has recorded an amount due from a shareholder at December 31, 1999 of $615,000. This is the remaining balance of the original funding of Sunrise and was collected by the Company in four installments during January and February of 2000.

During 2001, the President of the Company contributed $50,000 to capital in order to maintain his number of shares of common stock outstanding subsequent to the 50 to 1 reverse stock split effective in January 2002, pursuant to the Plan.

The President advanced $35,000 to the Company to fund legal expenses associated with the bankruptcy. Such payable is non interest bearing and is due on demand.

The President is also part of management of another company whereby the Company is rendering services on a month to month basis. Approximately $123,000 was received and recorded as revenues during the period January 1 to November 14, 2001 and $22,000 was received and recorded as revenues during period November 15 to December 31, 2001.

The Company has acquired an affiliated entity effective March 11, 2002. The entity is affiliated since it is under common management. See subsequent events footnote.

Note  6.     Note  Receivable

The Company advanced $10,000 to an individual bearing interest at 10% per annum. The note receivable is due in April 2002. The individual is the President of a company that the Company had a tentative agreement to acquire, while the Company was in bankruptcy. The acquisition transaction was never culminated.

Note  7.     Equity  Transactions

a. In December 1999, the Company issued 4,000,000 shares for $385,000 and a receivable of $615,000 from Sunrise Web Development, Inc., which was fully paid by March 2000.

b.   During  2000,  the  Company  issued  8,000 shares for advertising services.

c. In August 2000, the Company issued 14,000 shares pursuant to a private placement for prices ranging from $20.00 to $25.00 per share.

d. In March 2001, the Company issued 14,000 options to an officer and employee at an exercise price of $12.50 per share for five years.

e. Pursuant to the plan, the Company effectuated a 50 to 1 reverse stock split for certain shareholders. Certain fractional common shares created from the reverse stock split have been repurchased and cancelled. All respective per share date, common stock and common stock equivalents, have been retroactively adjusted.

f. In January 2002, the Company issued 15,000 shares of common stock, in lieu of payment of past legal services.

g. On February 13, 2002, the Company declared a 4 for 1 stock dividend, totaling 650,382 of additional common shares to be issued.

h. In February 2002, the Company agreed to issue an additional 100,000 shares for legal services in lieu of cash.


Note  8.     Stock  Option

The Company accounts for its stock options under APB Opinion No. 25, "Accounting for Stock Issued to Employees", under which no compensation expense is recognized. The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation", for disclosure purposes; accordingly, in addition compensation expense is recognized in the results of operations for options granted at below fair market value as required by APB Opinion No. 25.

Stock option activity for the two years ended December 31, 2001 is summarized as follows:


                                                                       Weighted
                                                                        Average
                                               Shares               Exercise Price
                                             ----------             ---------------
Outstanding at December 31, 1999                 -                  $       -
   Granted                                     25,400                     25.00
   Exercised                                     -                          -
   Expired or cancelled                          -                          -
Outstanding at December 31, 2000               25,400                     25.00

   Granted                                     14,000                     12.50
   Exercised                                     -                          -
   Expired or cancelled                        39,400                     20.56
                                             ----------             ---------------
Outstanding at December 31, 2001                -0-                 $      -0-
                                             ==========             ===============

Information, at date of issuance, regarding stock option grants for the year ended December 31, 2001:

                                                       Weighted         Weighted
                                                        Average          Average
                                                       Exercise           Fair
                                             Shares      Price           Value
                                             ======    =========        ========
Year ended December 31, 2001:
   Exercise price exceeds market price           -     $       -        $      -
   Exercise price equals market price        14,000        12.50           13.25
   Exercise price is less that market price      -             -               -



For disclosure purposes in accordance with SFAS No. 123, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for stock options granted during the years ended December 31, 2001 and 2000: annual dividends of $0.00, expected volatility of 100% at December 31, 2000, risk-free interest rate of 5.77% and expected life of five years for all grants.

If the Company recognized compensation cost for the vested portion of the employee stock options in accordance with SFAS No. 123, the Company's pro-forma net loss and loss per share would have been approximately, $2,709,607 and $(.60) for the year ended December 31, 2000 and $451,419 and $(.09) for the year ended December 31, 2001.

The employee stock options were exercisable for five years from the grant date and vested on the day of issuance. As of December 31, 2001, zero of these stock options are outstanding, since the Plan cancelled all such stock options.

Note  9.     Income  Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. At December 31, 2001 and 2000, a valuation allowance for the full amount of the deferred tax asset was recorded because of operating losses incurred and the uncertainties as to the amount of taxable income that would be generated in the future years.

The provision (benefit) for income taxes differs from the amounts computed by applying the statutory federal income tax rate to income (loss) before provision for income taxes is as follows:

                                                          December 31,
                                                -------------------------------
                                                     2001            2000
                                                --------------  ---------------
      Taxes benefit computed at statutory rate  $  (90,000)     $  (554,000)
      Losses for which no tax benefit realized      90,000          554,000
                                                --------------  ---------------
      Net income tax benefit                    $   - 0 -       $    - 0 -
                                                ==============  ===============

Note  10.     Operating  Leases

The Company reduced the office space being leased pursuant to the terms of the Plan. Future lease commitments are as follows:


                 2002                49,347
                 2003                8,266


     Rent expense for the year ended December 31, 2001 and 2000 was $93,906 and $68,443, respectively.


Note  11.  Subsequent  Event

On March 11, 2002, the Company entered into an Aquisition Agreement with Go West Entertainment, Inc. "Go West" and the shareholders of Go West. The President of the Company is also one of three shareholders of Go West. The Company is contractually obligated to issue 10,000,000 shares of its stock for all of the outstanding stock of Go West. The principal assets of Go West are a twenty year lease on a building in New York, New York and a license agreement granting Go West the right to use the "Scores" name in New York City for the opening of up to three adult entertainment clubs.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)      Exhibits

99.1     Plan  of  Reorganization,  dated  August  29,  2001(1)

99.2     Disclosure  Statement,  dated  August  27,  2001(1)

99.3     Order  confirming  Plan  of  Reorganization, dated November 14, 2001(1)

--------------------
(1) Previously filed with Registrant's Form 8-K dated November 14, 2001 as filed with the Securities and Exchange Commission on November 29, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE  INTERNET  ADVISORY  CORPORATION



Dated:  September  30,  2002       By: /s/Richard  Goldring
                                      ----------------------------------
                                       Richard  Goldring
                                       President  &  Chief  Executive  Officer

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